UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________________

FORM 8-K

 _____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

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MSC INDUSTRIAL DIRECT CO., INC.

(Exact name of registrant as specified in its charter)

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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report.) ____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)On January 25, 2023, MSC Industrial Direct Co., Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the MSC Industrial Direct Co., Inc. 2023 Omnibus Incentive Plan (the “2023 Omnibus Incentive Plan”). The 2023 Omnibus Incentive Plan was adopted by the Company’s Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of the Board, on December 1, 2022, subject to shareholder approval. Upon shareholder approval at the Annual Meeting, the 2023 Omnibus Incentive Plan became effective as of January 25, 2023 (the “Effective Date”).

The Company previously maintained the MSC Industrial Direct Co., Inc. 2015 Omnibus Incentive Plan (the “2015 Omnibus Incentive Plan”). Upon effectiveness of the 2023 Omnibus Incentive Plan, the 2015 Omnibus Incentive Plan was frozen and no new awards will be made under the 2015 Omnibus Incentive Plan. All outstanding awards under the 2015 Omnibus Incentive Plan will continue to be governed by the terms of the 2015 Omnibus Incentive Plan and the agreements pursuant to which the awards were made.

Subject to adjustment in accordance with the 2023 Omnibus Incentive Plan, the maximum aggregate number of shares of the Company’s Class A Common Stock that may be issued under the 2023 Omnibus Incentive Plan will be 2,181,014 shares (the “Share Authorization”), and the number of shares authorized for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 shall be no more than the Share Authorization. The Share Authorization represents the sum of 2,000,000 new shares plus the number of shares that were available under the 2015 Omnibus Incentive Plan for full value awards (i.e., awards other than stock options and stock appreciation rights) as of the Effective Date. If any shares subject to an award are forfeited, an award expires or otherwise terminates without issuance of shares, or an award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such award, such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Share Authorization on a one-for-one basis.

Awards under the 2023 Omnibus Incentive Plan may be made to the Company’s employees (including the principal executive officer, the principal financial officer and other named executive officers), non-executive directors or consultants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other share-based awards, and performance cash, performance shares or performance units. The Compensation Committee of the Board may, in its sole discretion, grant other types of awards, which awards may be payable in cash, shares, other property or any combination thereof.

The 2023 Omnibus Incentive Plan imposes a limitation of $750,000 on the aggregate amount of equity and cash-based awards and other cash fees that may be made to a non-executive director for his or her services to the Company as a non-executive director during any single calendar year.

Unless sooner terminated by the Board, the 2023 Omnibus Incentive Plan will terminate on the 10th anniversary of the Effective Date. No awards may be made under the 2023 Omnibus Incentive Plan after its termination.

The foregoing description of the 2023 Omnibus Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Omnibus Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. For a more complete description of the 2023 Omnibus Incentive Plan, please refer to the discussion under “Approval of the MSC Industrial Direct Co., Inc. 2023 Omnibus Incentive Plan (Proposal No. 4)” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on December 15, 2022.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)The Annual Meeting was held on January 25, 2023.

(b)A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below. On all matters (including the election of directors) submitted to a vote of the Company’s shareholders, the Company’s Class A Common Stock and Class B Common Stock vote together as a single class, with each holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock. Broker non-votes and abstentions are not considered votes cast at the Annual Meeting and are not counted for any purpose in determining whether a matter has been approved.

1.Election of directors:

	Votes Cast	Votes	Broker	Percentage of
Nominee	For	Withheld	Non-Votes	Votes Cast For
Erik Gershwind	125,467,951	967,176	2,483,201	99.24%

Louise Goeser	124,978,721	1,456,406	2,483,201	98.85%

Mitchell Jacobson	125,100,630	1,334,497	2,483,201	98.94%

Michael Kaufmann	126,186,898	248,229	2,483,201	99.80%

Steven Paladino	121,523,637	4,911,490	2,483,201	96.12%

Philip Peller	124,148,507	2,286,620	2,483,201	98.19%

Rahquel Purcell	126,130,548	304,579	2,483,201	99.76%

Rudina Seseri	125,279,808	1,155,319	2,483,201	99.09%

Each of the nominees was elected by the Company’s shareholders to serve for a term of one year or until his or her successor is duly elected and qualified.

2.Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2023:

erc
			Percentage of
Votes Cast For	Votes Cast Against	Abstentions	Votes Cast For
127,674,949	1,205,008	38,371	99.06%

Proposal No. 2 was approved by the Company’s shareholders.

3.Advisory vote to approve the compensation of the Company’s named executive officers:

				Percentage of
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Votes Cast For
125,238,156	1,128,936	68,035	2,483,201	99.10%

Proposal No. 3, an advisory vote, was approved by the Company’s shareholders.

4.Approval of the 2023 Omnibus Incentive Plan:

				Percentage of
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Votes Cast For
122,733,162	3,659,714	42,251	2,483,201	97.10%

Proposal No. 4 was approved by the Company’s shareholders.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

10.1	MSC Industrial Direct Co., Inc. 2023 Omnibus Incentive Plan.†

104	Cover Page Interactive Data File (formatted as Inline XBRL).

†Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: January 26, 2023	By:	/s/ KRISTEN ACTIS-GRANDE
	Name:	Kristen Actis-Grande
	Title:	Executive Vice President and Chief Financial Officer